Exhibit 10.1

Execution copy

FIFTH AMENDMENT TO CREDIT AGREEMENT
AND LIMITED WAIVER

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), effective as of the 10th day of July, 2015 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders (as hereinafter defined) party hereto and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent entered into that certain Second Amendment to Credit Agreement and Limited Waiver dated as of April 17, 2015 (the “Second Amendment”), pursuant to which the Lenders party thereto agreed to waive certain provisions of the Credit Agreement as more particularly set forth therein, subject to compliance with the Waiver Condition (as defined in the Second Amendment) on or before May 29, 2015, as such date was subsequently extended pursuant to that certain Third Amendment to Credit Agreement and Limited Consent dated as of May 28, 2015, and that certain Fourth Amendment to Credit Agreement and Limited Consent dated as of June 19, 2015;

WHEREAS, the Borrower has requested that the Lenders agree to waive compliance with the Waiver Condition;

WHEREAS, each Lender named on Schedule A attached hereto (each an “Exiting Lender” and collectively, the “Exiting Lenders”) no longer desires to be a Lender under the Credit Agreement and wishes to sell and assign its rights and obligations under the Credit Agreement and the other Loan Documents to the Lenders named on Schedule B attached hereto (each an “Increasing Lender” and collectively, the “Increasing Lenders”);

WHEREAS, each Increasing Lender desires to purchase and assume the Exiting Lenders’ rights and obligations under the Credit Agreement and the other Loan Documents to the extent set forth herein; and

WHEREAS, the Lenders are willing to so amend the Credit Agreement and agree to such waiver, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.             Amendments to Credit Agreement.

(a)                                 Amendment to Section 1.02.

(i)            Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “Adjusted Period” in its entirety as follows:

“Adjusted Period” means the period commencing on the First Amendment Effective Date and ending on the date on which the Borrower delivers (a) a certificate pursuant to Section 8.01(c) for any fiscal quarter for which the waiver of compliance set forth in subsections (a) and (b) of Section 9.01 is no longer in effect, demonstrating compliance with the covenants set forth in subsections (a), (b) and, to the extent then applicable, (c) of Section 9.01, in each case, for the fiscal quarter pursuant to which such certificate is delivered, and certifying that no Default has occurred and is continuing and (b) the financial statements for such fiscal quarter as required by Section 8.01(a) or Section 8.01(b), as applicable; provided that, for purposes of Section 9.05 only, the Adjusted Period shall end on the earlier of (i) the date referenced in clause (a) above or (ii) the date on which the Borrower delivers a certificate of a Financial Officer in form and substance reasonably satisfactory to the Administrative Agent delivered after the occurrence of the Trigger Date (A) certifying that no Default has occurred and is continuing and (B) setting forth reasonably detailed calculations demonstrating that the Current Ratio as of the last day of the calendar month most recently ended is equal to or greater than 1.0 to 1.0.

(ii)           Section 1.02 of the Credit Agreement is hereby amended to delete the definitions of “Liquidity Event” and “Pro Forma Compliance Certificate” in their entirety.

(iii)          Section 1.02 of the Credit Agreement is hereby amended to add the following new definition of “Trigger Date” in proper alphabetical order:

“Trigger Date” means the date on which the Borrower consummates the sale of all or substantially all of its Equity Interests in Eureka Hunter Holdings.

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(b)                                 Amendment to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended to add the following new sentence to the end of subsections (a) and (b) of said Section:

“Notwithstanding the foregoing, compliance with the foregoing covenant shall be waived for the fiscal quarter ended June 30, 2015 and for each fiscal quarter ending thereafter until the earlier of (i) the fiscal quarter ending December 31, 2015, or (ii) the fiscal quarter in which the Trigger Date occurs, at which time such waiver shall no longer be in effect commencing with the earlier of the fiscal quarters referred to in clauses (i) and (ii); provided that such waiver of compliance shall be disregarded for purposes of determining pro forma compliance with said covenant (giving effect to such prepayment and any prepayment penalty required in connection therewith) as a condition to voluntary prepayments in respect of the Second Lien Term Loans, in accordance with Section 9.20(a)(iii).”

(c)                                  Amendment to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate subsection (c) thereof in its entirety as follows:

“(c)         accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not more than (i) 180 days past the date of invoice with respect to any day on or prior to the earlier of (A) December 31, 2015 or (B) the date that is ten Business Days after the Trigger Date or (ii) 90 days past the date of invoice with respect to any day after the earlier of (A) December 31, 2015 or (B) the date that is ten Business Days after the Trigger Date or, in each case, which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;”

(d)                                 Amendment to Credit Agreement.  The Credit Agreement is hereby amended to delete Annex I thereto in its entirety and substitute in its place Annex I attached hereto.

3.             Limited Waiver.  Subject to the terms and conditions set forth in Section 6 herein, the Lenders party hereto hereby agree to a permanent waiver of compliance with the Waiver Condition.  The waiver granted in the immediately preceding sentence (the “Waiver”) is limited to a waiver of the Waiver Condition, and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.  The Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document, with respect to any matter other than those specifically and expressly waived in the Waiver.

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4.             Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.             Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6.             Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Increasing Lenders, such other Lenders that, when combined with the Increasing Lenders and after giving effect to the assignments set forth in Section 8 below, constitute the Majority Lenders, and the Exiting Lenders;

(b)                                 payment by the Borrower of the fees set forth in that certain letter dated as of July 3, 2015, between the Administrative Agent and the Borrower; and

(c)                                  receipt by the Administrative Agent of all amounts outstanding under the Credit Agreement in respect of each Exiting Lender.

7.             Post-Closing Covenant.  On or before the date that is fifteen (15) Business Days after the Effective Date, the Borrower shall provide evidence satisfactory to the Administrative Agent that the Borrower has entered into Swap Agreements in the form of purchased put options,

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swaps or purchased put portions of costless collars (a) with Approved Counterparties and (b) (i) in respect of crude oil (including natural gas liquids), with minimum monthly volumes from August 2015 to December 2015 of 75,000 bbl per month at a five month average price of $52.50 and (ii) in respect of natural gas, with minimum monthly volumes from August 2015 to December 2015 of 1,800 mmcf per month at a five month average price of $2.65.  The Borrower may request, and the Administrative Agent may at its sole discretion approve, a reasonably comparable modification to the foregoing covenant.

8.             Exiting Lenders.  Simultaneously with the effectiveness of this Amendment, each Exiting Lender shall be deemed to have, and does hereby sell and assign, without recourse, to the respective Increasing Lenders, and each Increasing Lender hereby purchases and assumes, without recourse, from the respective Exiting Lenders, all of the interests in such Exiting Lender’s rights and obligations under the Credit Agreement, including, without limitation, the Commitment of such Exiting Lender on the Effective Date and all of the Loans owing to such Exiting Lender that are outstanding on the Effective Date, together with all of the participations in Letters of Credit and LC Disbursements held by such Exiting Lender on the Effective Date, but excluding accrued interest and fees to but excluding the Effective Date, such that, after giving effect to this Amendment, (a) each Exiting Lender shall (i) be paid in full for all amounts owing to such Exiting Lender under the Credit Agreement, (ii) cease to be a Lender under the Credit Agreement and the other Loan Documents and, to the extent such Exiting Lender is named as a Syndication Agent, Co-Documentation Agent or any similar capacity under the Credit Agreement, such Exiting Lender shall cease to hold such title, and (iii) relinquish its rights (provided that it shall still be entitled to any rights that expressly survive termination of the Commitments in respect of any circumstance, event or condition arising prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Loan Documents and (b) the Maximum Credit Amount of each Increasing Lender shall be as set forth on Annex I to this Amendment.  No fees required under Section 12.04(b)(ii) of the Credit Agreement shall be due by or to any Person in connection with the foregoing assignments, all of which are waived by any party entitled thereto.  The Increasing Lenders and the Administrative Agent shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date among themselves.  Each Exiting Lender is executing this Amendment for the sole purpose of evidencing its agreement to this Section 8 only and for no other purpose.

9.             Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

10.          Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

11.          Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied, is intended to confer upon any

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party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

12.          Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION,
a Delaware corporation

By:		/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:		Magnum Hunter Resources GP, LLC,
its general partner

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Fifth Amendment and Limited Wavier

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC.,
a corporation existing under the laws of the
Province of Alberta

By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Fifth Amendment and Limited Wavier

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC,
an Ohio limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Fifth Amendment and Limited Wavier

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Managing Director

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Franziska Schoch
Name:	Franziska Schoch
Title:	Authorized Signatory

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

CITIBANK, N.A.

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

Signature Page to Fifth Amendment and Limited Wavier

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Fifth Amendment and Limited Wavier

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Vice President

Signature Page to Fifth Amendment and Limited Wavier

SCHEDULE A

EXITING LENDERS

Capital One, National Association

SunTrust Bank

Citibank, N.A.

Deutsche Bank AG New York Branch

Goldman Sachs Lending Partners LLC

Bank of America, N.A.

SCHEDULE B

INCREASING LENDERS

Bank of Montreal

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount

Bank of Montreal	76.25%	$190,625,000

Credit Suisse AG, Cayman Islands Branch	13.25%	$33,125,000

ABN AMRO Capital USA LLC	10.50%	$26,250,000

TOTAL	100.000000000%	$250,000,000.00